The PNC Financial Services Group, Inc.

Goldman Sachs
Bank Field Trip

Tenafly, NJ
May 1, 2003

Forward-Looking Information

This presentation and other statements made by PNC may contain forward-looking statements with respect to PNC's outlook or expectations for earnings, revenues, expenses, capital levels, asset quality or other future financial or business performance, strategies or expectations, or the impact of legal, regulatory and supervisory matters on PNC's business operations and performance. Forward-looking statements are typically identified by words or phrases such as "believe," "feel," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "position," "target," "assume," "achievable," "potential," "strategy," "goal," "objective," "plan," "aspiration," "outcome," "continue," "remain," "maintain," "seek," "strive," "trend," and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and PNC assumes no duty and does not undertake to update them.

In addition to factors mentioned in this presentation or previously disclosed in PNC's SEC reports (accessible on the SEC's website at www.sec.gov and on PNC's website at www.pnc.com), the following factors, among others, could cause actual results to differ materially from those anticipated in forward-looking statements or from historical performance:

- Changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which if adverse could result in: a deterioration in credit quality, increased credit losses, and increased funding of unfunded loan commitments and letters of credit; an adverse effect on the allowances for credit losses and unfunded loan commitments and letters of credit; a reduction in demand for credit or fee-based products and services; a reduction in net interest income, value of assets under management and assets serviced, value of private equity investments and of other debt and equity investments, value of loans held for sale, or value of other on-balance-sheet and off-balance-sheet assets; or changes in the availability and terms of funding necessary to meet PNC's liquidity needs;
- Relative and absolute investment performance of assets under management;
- The introduction, withdrawal, success and timing of business initiatives and strategies, decisions regarding further reductions in balance sheet leverage, the timing and pricing of any sales of loans held for sale, and PNC's inability to realize cost savings or revenue enhancements or to implement integration plans relating to or resulting from mergers, acquisitions, restructurings and divestitures;
- Customer borrowing, repayment, investment and deposit practices and their acceptance of PNC's products and services;
- The impact of increased competition; how PNC chooses to redeploy available capital, including the extent and timing of any share repurchases and investments in PNC businesses; and the inability to manage risks inherent in PNC's business;
- The unfavorable resolution of legal proceedings or government inquiries; the impact of increased litigation risk from recent regulatory developments; the impact of reputational risk created by recent regulatory developments on such matters as business generation and retention, the ability to attract and retain management, liquidity and funding; and the denial of insurance coverage for claims made by PNC;
- An increase in the number of customer or counterparty delinquencies, bankruptcies or defaults that could result in, among other things, increased credit and asset quality risk, a higher provision for credit losses and reduced profitability;
- The impact, extent and timing of technological changes, the adequacy of intellectual property protection and costs associated with obtaining rights in intellectual property claimed by others;
- Actions of the Federal Reserve Board; and the impact of legislative and regulatory reforms and changes in accounting policies and principles;
- The impact of the regulatory examination process, PNC's failure to satisfy the requirements of written agreements with regulatory agencies, and regulators' future use of supervisory and enforcement tools; and
- Terrorist activities and international hostilities, including the situations surrounding Iraq and North Korea, which may adversely affect the general economy, financial and capital markets, specific industries, and PNC.

Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's actual or anticipated results.

PNC

Neil Hall

Chief Executive Officer
Regional Community Banking

Today's Discussion

Regional Community Banking

▸ Strategic overview	Neil Hall
▸ Regional President Model	Pete Classen
▸ Execution	
– Business Banking	Jeff Schmidt
– Customer experience	Dan Tuccillo and Ellen van der Horst
▸ Summary	Neil Hall
▸ Q & A	
▸ Branch visit	

PNC

Regional Community Banking Franchise

2002 Revenue - $2.2 Billion

Regional Community Banking



Consumer
68%
Business
Banking
22%
10%
Other
Businesses

2002 Business Highlights

Serves two million relationships
- 1.8 million households
- 193 thousand businesses

High quality loan portfolio

Home equity (average)	$7 billion
Business banking (average)	$3 billion
Other commercial (average)	$1 billion
Net charge-offs to average loans	0.31%

Stable deposit base

Total average deposits	$35 billion
Average transaction deposits	$23 billion

(47% of transaction deposits are DDA)

Efficiently managed

Efficiency ratio	49%

PNC

Our Aspiration …

To be a leading regional bank

- With fast growing checking account customer base
- Demonstrated success in increasing share of wallet
  - Loans
  - Deposits
  - Investments

We recognize our challenges

- Growing share in low growth footprint
- Balancing business investments with earnings growth
- Generating assets within desired risk profile

We're building on our strengths

- A highly committed workforce
- A growing base of customers to increase share of wallet and cross sell
- An efficient business model and technology platform
- An established, integrated, multi-channel distribution network

Growing the Business

Our people make the difference


Committed Employees
Satisfied Customers
Business Growth

Building a Highly Committed Workforce

Committed employees will "sell" PNC


Your Company as a Place to Work Compared to Other Companies
44%*
51%*
54%
All Industries
Financial Services
PNC 2002


Willingness to Recommend PNC Products and Services
42%
55%
59%
2000
2001
2002

% Rating "One of the Best" or "Above Average"
* Source: Watson-Wyatt Work USA 2000 Survey

PNC

Proven Success in Growing Valuable Customer Base

Best source of sustainable value is growing checking relationships

- **97% of businesses and households have a checking account need**
- **70%+ consider their checking bank to be primary financial service provider**
- **Favorable economics: Fee revenues and low-cost funding source**

Branch and Customer Trends



Number of Branches
Checking Relationships millions
820
800
780
760
740
720
700
680
660
1.60
1.55
1.50
1.45
1.40
1.35
1.30
1.25
1998
1999
2000
2001
2002

Deposit Funding Advantage

2002	Interest Expense on Deposits to Total Average Deposits
PNC	1.49%
Peer median	1.68%

Source: SNL DataSource
Peer group of 11 super-regional banks defined in appendix

Focus on Customer Acquisition

Strategies

- Competitive and attractive product offerings
- Advertising positions PNC as the “bank of choice” for checking
- Targeted channels that leverage our business mix



Checking Relationships Acquired
Thousands
300
250
200
150
100
50
0
2000
2001
2002



Sources of Customer Acquisition
Established Branches
Workplace Banking
University Banking
In-Store
Loan Direct Mail
Chairman’s Challenge
New Branches
2000
2002
Checking Relationships in thousands
0
50
100
150

PNC

Improving Retention

Strategies

- Focus on drivers of customer satisfaction
- Utilize a segmentation approach
- Enhance customer experience



Improved Customer Satisfaction
Overall Satisfaction with PNC
91%
56%
95%
63%
4Q98
4Q02
% Satisfied
% Rated Excellent



Checking Relationship Attrition
Thousands
150
125
100
75
50
25
0
2000
2001
2002

Satisfaction based on customer survey

PNC

Building Deeper Relationships

Strategies

- Increase customer loyalty and commitment to gain their trust
- Knowledgeable employees enabled by customer insight
- Personalized solutions built from superior conversations



Improved Customer Loyalty
Commitment to PNC of Customers Surveyed
21%
23%
26%
29%
2001
2002
Consumer
Business Banking



Net Growth in Checking Relationships
Thousands
125
100
75
50
25
0
Multi-Service
Single-Service
2000
2001
2002

An Efficient Business Model

- Investment in single operating platform complete
  - Customer database
  - World-class call center
  - Continued enhancement of web-banking
  - Genesis
- Balance future investments with efficiency
- Continue investments that enhance customer experience or extend reach

2002 Operating Efficiency

	Community Banking Segment
US Bancorp	43%
Fifth Third	46%
PNC	49%
National City	51%
Bank One	51%
Bank of New York	54%
Wachovia	55%
KeyCorp	58%
FleetBoston	59%
Wells Fargo	59%
SunTrust	59%

Source: Computed by PNC from information in 2002 10-Ks for similar business segments as defined by each institution

PNC

Today's Discussion

Regional Community Banking

Strategic overview	Neil Hall
Regional President Model	**Pete Classen**
Execution	
- Business Banking	Jeff Schmidt
- Customer experience	Dan Tuccillo and Ellen van der Horst
Summary	Neil Hall
Q & A	
Branch visit	

PNC's Regional President Model

Going to market as one through people, proximity and products


Regional Community Banking
PNC Advisors
Wholesale Banking
Nine Regional Presidents
Customer Base

PNC

Teamwork Enhances Wealth Management Revenue Growth

PNC Advisors benefits from quality leads



Contribution of Referred Business to
Total Wealth Management Sales in New Jersey
25%
20%
15%
10%
5%
0%
2001
2002
1Q03

Sales are measured by estimated first full year annualized revenue from sale

Rapid Product Development Capabilities

COMMERCIAL CASH PLAN
PNC BANK TREASURY MANAGEMENT

January 2003
Identification of Product Need

February 2003
Product Design & Development

March 2003
Marketing Strategy

April 2003
Product Launch

PNC

Today's Discussion

Regional Community Banking

Strategic overview	Neil Hall
Regional President Model	Pete Classen
Execution	
- Business Banking	Jeff Schmidt
- Customer experience	Dan Tuccillo and Ellen van der Horst
Summary	Neil Hall
Q & A	
Branch visit	

Business Banking

An unwavering focus on execution

Strategic Drivers

- Build on our dedicated sales force strategy
- Grow customers through targeted acquisition
- Deepen relationships through cross-selling
- Generate quality assets by utilizing customer insights to enhance borrowing experience

Execution Strategies

We leverage our insights and technology platform to deliver personalized solutions for small businesses


Customer Insights
Research
Customer conversations
DataMining
Value Proposition
Genesis
Contact strategy
Customer profiling
Servicing
Integrated Channels
Branches
Call center
Internet
Loan center
Employees
Dedicated
Non-dedicated
Specialists
Winning Customers
Acquire
Retain
Grow

PNC

Enhancing the Customer Experience and Improving Efficiency

- Utilized dedicated in-bound call unit
  - Increased Sales and Service contacts by 145% past two years

- Leveraged Consumer Loan Center to deliver 24 hour turnaround for small business loans
  - 73% increase in applications processed per employee
  - Improved customer commitment by 38% through enhanced borrowing experience

PNC

Today's Discussion

Regional Community Banking

Strategic overview	Neil Hall
Regional President Model	Pete Classen
Execution	
- Business Banking	Jeff Schmidt
- Customer experience	Dan Tuccillo and Ellen van der Horst
Summary	Neil Hall
Q & A	
Branch visit	

Putting the Strategy Into Practice

Our investments in People and Technology, coupled with our emphasis on Teamwork, create a Differentiated Customer Experience

People → **Teamwork** → **Technology** → **Differentiated Customer Experience**

People
- Customer focused
- Highly committed
- Powerfully coached

Teamwork
- Integrated planning & execution
- Consistent "Go-to-Market" approach

Technology
- Database-driven leads
- Genesis delivery & support

Differentiated Customer Experience
- ✓ Strong checking household growth
- ✓ Higher retention
- ✓ Deeper customer relationships

Empowering the Front Line

Execution Consistent Across All Channels and Distribution Points



SAVE AND INVEST FOR LIFE
HOME EQUITY INSTALLMENT LOAN

Integrated Merchandising



Customer Conversation

Building Deeper Relationships



Alternative Channels



PNC Directions
saving for college
Can I afford to retire?

Integrated Sales Tools

PNC

Today's Discussion

Regional Community Banking

▸ Strategic overview	Neil Hall
▸ Regional President Model	Pete Classen
▸ Execution	
- Business Banking	Jeff Schmidt
- Customer experience	Dan Tuccillo and Ellen van der Horst
▸ Summary	Neil Hall
▸ Q & A	
▸ Branch visit	

PNC

Summary

Aspirations

- A growing customer base
- Moderate risk, high return business
  - High-quality loan portfolio
  - Lower funding costs than peers
- Grow earnings: 7 –11%

PNC

PNC[sm]

Peer Group of Super-Regional Banks

	Ticker
The Bank of New York Company, Inc.	BK
Bank One Corporation	ONE
Fifth Third Bancorp	FITB
FleetBoston Financial Corporation	FBF
KeyCorp	KEY
National City Corporation	NCC
The PNC Financial Services Group, Inc.	PNC
SunTrust Banks, Inc.	STI
U.S. Bancorp	USB
Wachovia Corporation	WB
Wells Fargo & Company	WFC

PNC